Exhibit 10.8

SIXTH AMENDMENT

TO

2004 EQUITY COMPENSATION PLAN

This Sixth Amendment (the “Amendment”) to the 2004 Equity Compensation Plan, as amended (the “Plan”) of Regado Biosciences, Inc., a Delaware corporation (the “Company”), is effective as of December 18, 2012.

W I T N E S S E T H:

WHEREAS, the Company’s Board of Directors (the “Board”) desires to amend the Plan in the manner hereinafter provided subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3.5. The first sentence of Section 3.5 of the Plan is hereby amended and restated in its entirety to read as follows:

“3.5 Subject to adjustment as provided in Section 3.10, the aggregate number of shares of Stock which are available for issuance pursuant to Awards granted under the Plan shall be 39,380,363.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: December 18, 2012

REGADO BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD.
Title:	President and Chief Executive Officer

[Signature Page to Amendment of Option Plan]